================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       -----------------------------------



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                       -----------------------------------



                                December 4, 2000
                Date of Report (Date of earliest event reported)

                              PanAmSat Corporation

             (Exact name of registrant as specified in its charter)



        Delaware                       0-26035                 95-4607698

(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                            Identification Number)

                               One Pickwick Plaza
                               Greenwich, CT 06830

                    (Address of principal executive offices)

                                 (203) 622-6664

              (Registrant's telephone number, including area code)



================================================================================

Item 9.  Regulation FD Disclosure.

         On December 4, 2000, R. Douglas Kahn, President and Chief Executive Officer of PanAmSat Corporation ("PanAmSat" or the "Company") and Michael J. Inglese, Senior Vice President and Chief Financial Officer of PanAmSat will make a slide presentation to securities analysts and investors at the UBS Warburg Media Conference in New York, New York. The slide presentation contains, among other things, forward looking information about the Company's subsidiary, NET/36, Inc., and can be viewed in the Investor Relations section of our website at http://www.panamsat.com.
         -----------------------

         Such slide presentation contains forward-looking information as to which there are numerous risks and uncertainties that could cause actual results to differ materially from the forward-looking information made therein. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, which are more specifically set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, on file with the Securities and Exchange Commission. These risks and uncertainties include but are not limited to (i) risks associated with technology (included without limitation, delayed launches, launch failures and in-orbit failures), (ii) regulatory risks, including the ability to obtain export licenses, (iii) risks of uninsured loss, (iv) risks associated with the Company's new Internet initiatives, including without limitation, typical risks associated with entering a new and untested business segment, and (v) litigation. PanAmSat cautions that the foregoing list of important factors is not exclusive. Further, PanAmSat operates in an industry sector where securities values may be influenced by economic and other factors beyond PanAmSat's control.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         PANAMSAT CORPORATION



                                         Dated:  December 1, 2000


                                         By: /s/ Michael J. Inglese
                                            -------------------------------
                                            Michael J. Inglese
                                            Chief Financial Officer




                                      -2-